EVERY SHAREHOLDER'S VOTE IS IMPORTANT!













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                                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                                     TODAY!


                                    Please detach at perforation before mailing.
............................................................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL.
TO VOTE, FILL IN BOX COMPLETELY.

                                                                                 FOR       AGAINST       ABSTAIN


1.       To approve a Plan of Reorganization providing for the combination of    [  ]        [  ]          [  ]
         PBHG Limited Fund with PBHG Emerging Growth Fund.

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.
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                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
.................................................................................

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                                PBHG LIMITED FUND
                                  JUNE 19, 2003

The undersigned hereby appoints John M. Zerr and Lee T. Cummings, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Limited Fund, a portfolio of PBHG Funds, to be held on June 19, 2003 at 10:30 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Limited Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF PROPOSAL 1.

                      NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.



                      ----------------------------------------------------------
                      Signature


                      ----------------------------------------------------------
                      Signature (if held  jointly)

                      Dated ----------------------------------------------------